Dreyfus
Premier Micro-Cap
Growth Fund


ANNUAL REPORT
September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier  Micro-Cap Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Micro-Cap Growth Fund covers the period from the fund's inception on November 27, 2000 through September 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Robert Ammann, CFA, and Kevin Sonnett, CFA, of Founders Asset Management LLC, the fund's sub-investment adviser.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Robert Ammann, CFA, and Kevin Sonnett, CFA, Portfolio Managers Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Premier Micro-Cap Growth Fund perform relative to its benchmark?

From its inception on November 27, 2000 through September 30, 2001, the fund's Class A shares produced a total return of -5.76%, its Class B shares produced a total return of -6.40%, its Class C shares produced a total return of -6.40%, and its Class T shares produced a total return of -6.00% .(1)

For the period of November 30, 2000 through September 30, 2001, the fund's benchmark, the Russell 2000 Growth Index, produced a total return of -23.65%.(2) For that same period, the fund' s Class A, B, C and T shares produced total returns of 2.17%, 1.47%, 1.47% and 1.91%, respectively.(1) Since the benchmark's total return is calculated on a month-end basis, the fund's total returns for each share class have been restated for the above-mentioned period for comparative purposes.

We attribute the fund's total return to difficult stock market conditions, especially among growth-oriented stocks, as the value style of investing generally continued to outperform the growth style of investing during the reporting period. However, we are pleased that the successful application of our stock selection strategy helped the fund provide substantially better returns than its benchmark.

What is the fund's investment approach?

The fund seeks capital appreciation by investing primarily in the stocks of growth-oriented micro-cap companies, which typically are small and relatively unknown companies. The fund generally invests in stocks of companies that have a market capitalization of less than $500 million at the time of initial purchase, although this range may fluctuate depending on changes in the value of the stock market as a whole. The fund may also invest in companies with larger market capitaliza-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tions, if we believe they represent better prospects for capital appreciation, and in initial public offerings (IPOs). Up to 30% of the fund's total assets may be invested in foreign securities.

We primarily seek companies which we believe display fundamental strengths -- such as competitive industry positions, solid entrepreneurial management teams and strong business prospects -- that indicate the potential for growth in earnings over time. We then employ a disciplined "bottom-up" approach to individual stock selection through which the fund is built by searching for companies that we believe exhibit those fundamental strengths.

What other factors influenced the fund's performance?

When the fund began operations in November 2000, U.S. economic growth had already begun to slow in response to reduced capital spending, high energy prices and a declining stock market. Although large-capitalization companies suffered more at the time than small-cap companies, growth-oriented companies of all sizes experienced most of the market's general decline.

We are pleased that our investment approach enabled the fund to avoid the full impact of the bear market for growth stocks. Our company-by-company research during the reporting period focused on individual stocks, many of which provided substantially higher returns than the market averages. The fund's performance received particularly strong contributions from Concurrent Computer, a provider of real-time computing and video-on-demand systems, and First Consulting Group, an information technology services company.

The fund received similarly above-average performance from its investments in health care and consumer areas companies. In the consumer cyclical area, the fund' s performance benefited from its focus on restaurants and specialty retailers. The fund' s health care investments generally emphasized companies providing health care services and medical products. For example, the fund received strong returns from Dynacare Inc., a provider of clinical laboratory testing services, and ICON PLC, an Irish company providing outsourced clinical research and development.

On the other hand, the fund's performance was adversely affected by its lack of exposure to financial stocks, which performed relatively well during the reporting period. Our research simply did not find companies meeting our investment criteria in this area.

However, the fund's cash position generally provided better returns than did any stock market sector represented by the fund's holdings. The fund's allocation to cash was a direct result of our bottom-up investment process, although we found only a limited number of micro-cap stocks with the valuation and growth characteristics we seek for the fund's investments.

What is the fund's current strategy?

We have maintained our disciplined approach to identifying what we believe are attractively valued micro-cap companies with solid growth potential. In general, our bottom-up process has continued to lead us primarily to opportunities in the traditional growth sectors of technology, health care and consumer stocks. At the same time, however, our cash equivalent position as of September 30, 2001 was 23%, reflecting what we felt was a relative lack of compelling investment opportunities in today's micro-cap marketplace. As business conditions improve for these companies, we currently intend to put the fund's cash reserves to work and believe that the economic picture for these companies should improve in the times ahead.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. TOTAL RETURN FIGURES FOR THE FUND'S BENCHMARK ARE CALCULATED MONTHLY AND THEREFORE RETURN FIGURES CAN ONLY BE PROVIDED ON A MONTH-END BASIS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Micro-Cap Growth Fund Class A shares, Class B shares, Class C shares and Class T shares and the Russell 2000 Growth Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

PART OF THE FUND'S RECENT PERFOMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C AND CLASS T SHARES OF DREYFUS PREMIER MICRO-CAP GROWTH FUND ON 11/27/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 GROWTH INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/00 IS USED AS THE BEGINNING VALUE ON 11/27/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT





Actual Aggregate Total Returns AS OF 9/30/01

                                                     Inception        From
                                                       Date         Inception
--------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                   11/27/00       (11.16)%
WITHOUT SALES CHARGE                                11/27/00        (5.76)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))             11/27/00       (10.14)%
WITHOUT REDEMPTION                                  11/27/00        (6.40)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))          11/27/00        (7.34)%
WITHOUT REDEMPTION                                  11/27/00        (6.40)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                 11/27/00       (10.24)%
WITHOUT SALES CHARGE                                11/27/00        (6.00)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

September 30, 2001


COMMON STOCKS--77.0%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIR FREIGHT--1.1%

UTI Worldwide                                                                                    22,075                  331,125

BIOTECHNOLOGY--1.6%

Array BioPharma                                                                                  52,100                  469,942

BROADCASTING & MEDIA--.8%

Regent Communications                                                                            38,025  (a)             228,911

COMMERCIAL SERVICES--8.0%

Bright Horizons Family Solutions                                                                 22,425  (a)             605,475

InterCept Group                                                                                  17,800  (a)             595,410

Mobile Mini                                                                                      20,600  (a)             534,776

Right Management Consultants                                                                     20,225  (a)             627,986

                                                                                                                       2,363,647

COMMUNICATION EQUIPMENT--4.3%

Datum                                                                                            26,350  (a)             290,377

Signal Technology                                                                                54,300  (a)             389,331

Turnstone Systems                                                                               196,000  (a)             588,000

                                                                                                                       1,267,708

COMPUTER HARDWARE--2.1%

Concurrent Computer                                                                              20,850  (a)             189,318

Omnicell                                                                                         58,200                  436,500

                                                                                                                         625,818

COMPUTER SOFTWARE/SERVICES--7.8%

Digimarc                                                                                          9,100  (a)             125,307

First Consulting Group                                                                           22,000  (a)             197,780

HPL Technologies                                                                                 90,450                  398,884

MSC.Software                                                                                     57,175  (a)             920,518

Vastera                                                                                          17,875                  200,200

Websense                                                                                         11,350  (a)             123,715

XCare.net                                                                                        28,750  (a)             357,938

                                                                                                                       2,324,342

ELECTRICAL EQUIPMENT--3.0%

Brooks Automation                                                                                 3,600  (a)              95,724

Pemstar                                                                                          22,750  (a)             261,625

Powell Industries                                                                                 8,350  (a)             189,127

Universal Electronics                                                                            22,650  (a)             341,562

                                                                                                                         888,038



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS--6.6%

Computer Access Technology                                                                       64,725  (a)             333,334

Microtune                                                                                        41,825  (a)             476,805

Monolithic System Technology                                                                     52,575                  458,980

Pericom Semiconductor                                                                            12,325  (a)             171,317

Somera Communications                                                                           117,675  (a)             506,003

                                                                                                                       1,946,439

FOOTWEAR--.6%

Vans                                                                                             14,625  (a)             168,041

GAMING--2.1%

Shuffle Master                                                                                   50,100  (a)             631,761

HEALTH CARE--20.3%

AmSurg                                                                                           31,375  (a)             864,381

American Healthways                                                                              23,650  (a)             833,662

American Medical Systems Holdings                                                                34,025  (a)             648,857

D & K Healthcare Resources                                                                       16,050                  768,795

DIANON Systems                                                                                    9,950  (a)             499,490

Dynacare                                                                                         40,900  (a)             429,450

First Horizon Pharmaceutical                                                                      7,912  (a)             205,962

Harvard Bioscience                                                                               23,200  (a)             232,000

ICON                                                                                             10,500  (a)             348,600

Lumenis                                                                                          24,000  (a)             481,920

United Surgical Partners International                                                           20,550                  421,275

Ventana Medical Systems                                                                          14,350  (a)             293,314

                                                                                                                       6,027,706

LEISURE TIME--.9%

Take-Two Interactive Software                                                                    36,800  (a)             260,176

MANUFACTURING--1.0%

AstroPower                                                                                        8,350  (a)             288,159

OIL & GAS DRILLING & EQUIPMENT--.4%

Horizon Offshore                                                                                 21,450  (a)             130,845

OIL & GAS EXPLORATION & PRODUCTION--.5%

Prima Energy                                                                                      7,525  (a)             166,679

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESTAURANTS--4.2%

O' Charley's                                                                                     45,975  (a)             788,471

P.F. Chang' s China Bistro                                                                        8,675  (a)             311,606

Panera Bread, Cl. A                                                                               4,525  (a)             158,330

                                                                                                                       1,258,407

RETAIL--7.1%

Chico's FAS                                                                                      10,562  (a)             248,735

Christopher & Banks                                                                              14,475  (a)             435,842

Cost Plus                                                                                        25,125  (a)             461,295

Galyan' s Trading Company                                                                        45,975                  490,553

J. Jill Group                                                                                    24,950  (a)             311,875

Wilsons The Leather Experts                                                                      18,750  (a)             169,500

                                                                                                                       2,117,800

SEMICONDUCTOR EQUIPMENT--2.4%

CoorsTek                                                                                          8,700  (a)             217,413

Entegris                                                                                         39,125  (a)             309,088

Therma-Wave                                                                                      18,500  (a)             189,995

                                                                                                                         716,496

TRANSPORTATION--2.2%

Forward Air                                                                                       7,000  (a)             164,780

Knight Transportation                                                                            26,062  (a)             499,087

                                                                                                                         663,867

TOTAL COMMON STOCKS

   (cost $24,311,029)                                                                                                 22,875,907
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--24.8%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY NOTES;

Federal Home Loan Banks,

  2.75%, 10/1/2001

   (cost $7,363,000)                                                                          7,363,000                7,363,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $31,674,029)                                                             101.8%               30,238,907

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.8%)                (529,783)

NET ASSETS                                                                                       100.0%               29,709,124

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities-
  See Statement of Investments                           31,674,029  30,238,907

Cash                                                                    115,217

Receivable for investment securities sold                               656,758

Receivable for shares of Beneficial Interest subscribed                  40,745

Prepaid expenses                                                          8,409

                                                                     31,060,036
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            60,518

Payable for investment securities purchased                             920,765

Payable for shares of Beneficial Interest redeemed                      330,229

Accrued expenses                                                         39,400

                                                                      1,350,912
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       29,709,124
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      31,357,679

Accumulated net realized gain (loss) on investments                   (213,433)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (1,435,122)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      29,709,124


NET ASSET VALUE PER SHARE

                                                       Class A    Class B       Class C           Class T
-------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      10,635,610  9,762,112     8,945,328           366,074

Shares Outstanding                                     902,898    834,089       764,349            31,158
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            11.78      11.70         11.70             11.75

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

From November 27, 2000 (commencement of operations)  to September 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest Income                                                        210,931

Cash dividends                                                           1,544

TOTAL INCOME                                                           212,475

EXPENSES:

Investment advisory fee--Note 3(a)                                     329,154

Distribution fees--Note 3(b)                                           117,230

Shareholder servicing costs--Note 3(c)                                 102,480

Registration fees                                                       74,472

Professional fees                                                       25,722

Prospectus and shareholders' reports                                    14,000

Custodian fees--Note 3(c)                                               12,431

Trustees' fees and expenses--Note 3(d)                                     680

Miscellaneous                                                            2,642

TOTAL EXPENSES                                                         678,811

INVESTMENT (LOSS)                                                     (466,336)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                210,405

Net unrealized appreciation (depreciation) on investments           (1,435,122)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,224,717)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,691,053)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

From November 27, 2000 (commencement of operations)  to September 30, 2001

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                     (466,336)

Net realized gain (loss) on investments                                210,405

Net unrealized appreciation (depreciation) on investments           (1,435,122)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     (1,691,053)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                      18,212,332

Class B shares                                                      13,102,519

Class C shares                                                      10,521,455

Class T shares                                                         536,448

Cost of shares redeemed:

Class A shares                                                      (6,746,680)

Class B shares                                                      (2,952,557)

Class C shares                                                      (1,102,037)

Class T shares                                                        (171,303)

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                                  31,400,177

TOTAL INCREASE (DECREASE) IN NET ASSETS                             29,709,124
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                       29,709,124

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                                          1,450,044

Shares redeemed                                                       (547,146)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          902,898
--------------------------------------------------------------------------------

CLASS B

Shares sold                                                          1,053,943

Shares redeemed                                                       (219,854)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          834,089
--------------------------------------------------------------------------------

CLASS C

Shares sold                                                            843,511

Shares redeemed                                                        (79,162)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          764,349
--------------------------------------------------------------------------------

CLASS T

Shares sold                                                             44,852

Shares redeemed                                                        (13,694)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           31,158

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from November 27, 2000 (commencement of operations) to September 30, 2001. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would be increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                  Class A    Class B     Class C          Class T
                                                                   Shares     Shares      Shares           Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.50      12.50      12.50            12.50

Investment Operations:

Investment (loss) (a)                                                (.15)      (.23)      (.22)           (.18)

Net realized and unrealized gain (loss)
   on investments                                                    (.57)      (.57)      (.58)           (.57)

Total from Investment Operations                                     (.72)      (.80)      (.80)           (.75)

Net asset value, end of period                                      11.78      11.70      11.70           11.75
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B,C)                                              (5.76)     (6.40)     (6.40)          (6.00)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (c)                          1.80       2.44       2.42            2.06

Ratio of net investment (loss)
   to average net assets (c)                                        (1.12)     (1.76)     (1.74)          (1.38)

Portfolio Turnover Rate (c)                                        188.42     188.42     188.42          188.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                              10,636      9,762      8,945             366

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Micro-Cap Growth Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund, which commenced operations on November 27, 2000. The fund's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the fund's sub-investment adviser. Founders is a 90% owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (Class B shares automatically convert to Class A shares after six years) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended September 30, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $466,336 and decreased accumulated net realized gain (loss) on investments by $423,838 and decreased paid-in capital by $42,498. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2001, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly. After the fund's first year of operations, it may vary from .45% to 2.05% depending on the fund's performance compared to the Russell 2000 Growth Index.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus, at the annual rate of
 .50 of 1% of the value of the fund's average daily net assets. After the fund's first year of operations, Dreyfus has agreed to pay Founders an amount equal to one-half of the annual investment advisory fee that Dreyfus receives from the fund.


(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2001, Class B, Class C and Class T shares were charged $62,566, $53,845 and $819, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2001, Class A, Class B, Class C and Class T shares were charged $26,208, $20,856, $17,948 and $819, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2001, the fund was charged $22,213 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2001, the fund was charged $12,431 pursuant to the custody agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001, amounted to $71,094,425 and $46,993,803, respectively.

At September 30, 2001, accumulated net unrealized depreciation on investments was $1,435,122, consisting of $1,917,969 gross unrealized appreciation and $3,353,091 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Micro-Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Micro-Cap Growth Fund (one of the series comprising Dreyfus Premier Opportunity Funds) as of September 30, 2001, and the related statements of operations, changes in net assets and financial highlights for the period from November 27, 2000 (commencement of operations) to September 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Micro-Cap Growth Fund at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 27, 2000 to September 30, 2001, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York
November 8, 2001

                                                             The Fund


                   For More Information

                        Dreyfus Premier
                        Micro-Cap Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 2001 Dreyfus Service Corporation                                  534AR0901